EXHIBIT 99.1

Heritage Oaks Bancorp Schedules First Quarter Conference Call

PASO ROBLES, Calif., March 29, 2016 (GLOBE NEWSWIRE) -- Heritage Oaks Bancorp, (Nasdaq:HEOP), the holding company of Heritage Oaks Bank, will host a conference call on Friday, April 29, 2016 at 8:00 a.m. Pacific Time to discuss its operating results for the first quarter ending March 31, 2016, which will be released after the close of business on Thursday, April 28, 2016. Interested parties can listen to the conference call by dialing (877) 363-5052 Conference ID: 78951937 or by webcast via Heritage Oaks Bancorp's website at www.heritageoaksbancorp.com under the "Investor Relations" section. Heritage Oaks Bancorp's operating results press release for the first quarter ending March 31, 2016 will be available under the "Investor Relations" section of Heritage Oaks Bancorp's website. A replay of the call will be available on Heritage Oaks Bancorp's website later that day and will remain on its site for up to 14 calendar days.

About Heritage Oaks Bancorp and Heritage Oaks Bank

With $1.9 billion in assets, Heritage Oaks Bancorp is headquartered in Paso Robles, California and is the holding company for Heritage Oaks Bank.  Heritage Oaks Bank operates two branch offices each in Paso Robles and San Luis Obispo; single branch offices in Atascadero, Templeton, Cambria, Morro Bay, Arroyo Grande, Santa Maria, Goleta and Santa Barbara; as well as a single loan production office in Ventura/Oxnard.  Heritage Oaks Bank conducts commercial banking business in San Luis Obispo, Santa Barbara, and Ventura counties. Visit Heritage Oaks Bank on the Web at www.heritageoaksbank.com. By including the foregoing website address, Heritage Oaks Bancorp does not intend to, and shall not be deemed to incorporate by reference any material contained therein.

The Heritage Oaks Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=7045

Forward Looking Statements

Certain statements in this press release, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, “expects”, and words of similar impact, constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include: the continuing relative softness in the overall economy, including the California real estate market; the effect of the current low interest rate environment or changes in interest rates on our net interest margin; our ability to  attract and retain qualified employees; a failure or breach of our operational security systems or infrastructure or those of our customers, our third party vendors or other service providers, including as a result of a cyber-attack; any compromise in the secured transmission of personal, financial and/or  confidential information over public networks, including theft of confidential information followed by fraudulent or other illegal activity; environmental conditions, including the prolonged drought in California, natural disasters such as earthquakes, landslides, and wildfires that may disrupt business, impede operations, or negatively impact the ability of certain borrowers to repay their loans and/or the values of collateral securing loans; the possibility of an unfavorable ruling in a legal matter, and the potential impact that it may have on earnings, reputation, or the Bank’s operations; and the possibility that any expansionary activities will be impeded while the FDIC’s and CA DBO’s joint BSA Consent Order remains outstanding, and/or that we will be unable to comply with the requirements set forth in the BSA Consent Order, which could result in restrictions on our operations, and other risks descried in our annual report on Form 10-K that is on file with the Securities and Exchange Commission.  (Please see the Company’s Risk Factors included in the Company’s Annual Report most recent Form 10-K filed on March 4, 2016).  The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

CONTACTS:
Simone Lagomarsino, President and CEO
Jason Castle, Executive Vice President and Chief Financial Officer
805-369-5200